SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 13, 2003
                                   ZONES, INC.
             (Exact name of Registrant as Specified in its Charter)


          WASHINGTON                   0-28488                   91-1431894
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer of
incorporation or organization)                            Identification Number)





          1102 15th Street SW, Suite 102, Auburn, Washington 98001-6509
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (253) 205-3000




                        --------------------------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.1, Press Release dated November 13, 2003, announcing the Company's third quarter 2003 results of operations.

Item 12.  Disclosure of Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

On November 13, 2003, Zones, Inc. issued a press release announcing its third quarter 2003 results of operations. A copy of the press release is filed as
Exhibit 99.1.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ZONES, INC.


Dated:  November 13, 2003               /s/ RONALD P. MCFADDEN
                                        ----------------------
                                        By:  Ronald P. McFadden
                                        Its:   Secretary and Chief Financial
                                               Officer




                                  EXHIBIT INDEX


     EXHIBIT No.      DESCRIPTION
     -----------      -----------

    99.1              Press Release, dated November 13, 2003